Exhibit 32.1

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of BF Acquisition Group V, Inc. (the "Company") on Form 10-QSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Colucci, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2006

                                    /s/ William R. Colucci
                                    --------------------------------
                                    William R. Colucci, President
                                    BF Acquisition Group V, Inc.